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                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary information statement

[X] Definitive information statement - Additional soliciting materials

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (not applicable)

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (not applicable)


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   [The Manufacturers Life Insurance Company of North America Letterhead -
                             Variable Annuities]

November 23, 1998



Dear Contract Owner:

      Enclosed please find an Information Statement regarding the reorganization and recapitalization of Oechsle International Advisors, L.P. ("Oechsle"), the subadviser to the Global Government Bond portfolio (the "Portfolio"). The Transaction is described in the Information Statement.

      The Transaction has not resulted in any change in the investment objective or policies of the Portfolio or the portfolio manager of the Portfolio nor has there been any material change in the other Oechsle investment personnel servicing these portfolios.

      Please note that we are not asking you for a proxy and you are requested not to send us a proxy. If you have further questions regarding the Information Statement please contact your investment representative, or you may call Manulife Financial at 1-800-344-1029 8:00 a.m. through 8:00 p.m.

Eastern time on any business day.

Sincerely,

John DesPrez III

John DesPrez III
President


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      [The Manufacturers Life Insurance Company of New York Letterhead]

November 23, 1998



Dear Contract Owner:

      Enclosed please find an Information Statement regarding the reorganization and recapitalization of Oechsle International Advisors, L.P. ("Oechsle"), the subadviser to the Global Government Bond portfolio (the "Portfolio"). The Transaction is described in the Information Statement.

      The Transaction has not resulted in any change in the investment objective or policies of the Portfolio or the portfolio manager of the Portfolio nor has there been any material change in the other Oechsle investment personnel servicing these portfolios.

      Please note that we are not asking you for a proxy and you are requested not to send us a proxy. If you have further questions regarding the Information Statement please contact your investment representative, or you may contact Manulife New York at 1-800-551 2078 from 9:00 a.m. through 5:00 p.m. Eastern Time on any business day.

Sincerely,

A. Scott Logan

A. Scott Logan
President


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    [The Manufacturers Life Insurance Company of North America Letterhead
                                Variable Life]

November 23, 1998



Dear Contract Owner:

      Enclosed please find an Information Statement regarding the reorganization and recapitalization of Oechsle International Advisors, L.P. ("Oechsle"), the subadviser to the Global Government Bond portfolio (the "Portfolio"). The Transaction is described in the Information Statement.

      The Transaction has not resulted in any change in the investment objective or policies of the Portfolio or the portfolio manager of the Portfolio nor has there been any material change in the other Oechsle investment personnel servicing these portfolios.

      Please note that we are not asking you for a proxy and you are requested not to send us a proxy. If you have further questions regarding the Information Statement please contact your investment representative, or you may call Manulife Financial at 1-800-600-3814 8:30 a.m. through 6:00 p.m. Eastern time on any business day.

Sincerely,

John DesPrez III

John DesPrez III
President